UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3107

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	NVTRQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 7.01            Regulation FD Disclosure.

Monthly Operating Report

As previously disclosed, on November 12, 2019, Nuvectra Corporation (the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Case”) in the U.S. Bankruptcy Court for the Eastern District of Texas (the “Bankruptcy Court”). The Chapter 11 Case is being administered under the caption In re Nuvectra Corporation, Case No. 19-43090.

On February 13, 2020, the Company filed with the Bankruptcy Court a monthly operating report for the month ended January 31, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding the Monthly Operating Report

Investors and potential investors should not place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. The financial information in the Monthly Operating Report was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Report also contains information for a period which is different from the historical periods required in the Company’s reports under the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or its reports under the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results and information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Additional Information Regarding the Chapter 11 Case

Filings with the Bankruptcy Court related to the Chapter 11 Case are available electronically at http://www.kccllc.net/nuvectra. Information contained on, or that can be accessed through, such website or the Bankruptcy Court is not part of this Current Report on Form 8-K, and the Company disclaims liability for any such information.

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Operating Report for the month ended January 31, 2020 as filed with the Bankruptcy Court on February 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: February 13, 2020	/s/ Jennifer J. Kosharek
Jennifer J. Kosharek
Chief Financial Officer